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                                                                    Exhibit 99.3


              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

         I, Barry S. Sternlicht, the Chief Executive Officer of Starwood Hotels & Resorts ("Starwood"), certify that (i) the Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q2") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q2 fairly presents, in all material respects, the financial condition and results of operations of Starwood.

                                        /s/ Barry S. Sternlicht
                                        -----------------------
                                        Barry S. Sternlicht
                                        Chief Executive Officer
                                        Starwood Hotels & Resorts

                                        August 14, 2002